Exhibit 10.1

SETTLEMENT AGREEMENT AND RELEASE

        This SETTLEMENT AGREEMENT AND RELEASE (“Agreement”) is entered into and deemed effective this 17th day of April 2006, by and between Roger Hurst (“Hurst”) and Diane Newman (“Newman”), on the one hand, and AspenBio, Inc. n/k/a AspenBio Pharma, Inc., a Colorado Corporation (“AspenBio”), on the other hand. Hurst, Newman, and AspenBio may be collectively referred to as “the Parties.”

        WHEREAS, AspenBio filed a civil lawsuit against Hurst and Newman, in the case captioned AspenBio, Inc. v. Roger Hurst and Diane Newman, Douglas County, Colorado, District Court, Case No. 05-CV-1477 (“the Litigation”), seeking, among other things, preliminary and permanent injunctive relief, restraining and enjoining Hurst and Newman from misappropriating AspenBio’s trade secrets and confidential and proprietary information, and money damages; and

        WHEREAS, Hurst filed counterclaims in the Litigation against AspenBio for, among other things, breach of Hurst’s employment agreement, wrongful termination, breach of implied contract, breach of fiduciary duty, and fraud; and

        WHEREAS, Hurst filed amended counterclaims against AspenBio, as well as third-party claims, against Aspen Bio’s Chief Executive Officer, Richard G. Donnelly, and against AspenBio’s Board Members, Gail S. Schoettler, Douglas I. Hepler, David E. Welch, and Gregory Pusey, in the Litigation; and

        WHEREAS, On April 14, 2006, the Court entered its Preliminary Injunction Order against Hurst and Newman; and

        WHEREAS, the Parties wish to avoid the costs, including attorney’s fees, of further litigation, without admission of liability or wrongdoing, and to settle and finally resolve their disputes on the terms and conditions set forth herein.

        NOW THEREFORE, for good and valuable consideration, including the foregoing recitals, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby covenant and agree, as follows:

        1.        Injunction. The Parties shall execute and file with the Court a stipulated permanent injunction, attached hereto as Exhibit A, which shall be made an Order of the Court.

        2.       Dismissal of Litigation. Upon the Parties’ execution of this Agreement and the Court’s entry of the permanent injunction, attached as Exhibit A, the Parties, through their respective counsel, shall file a Stipulated Dismissal of all of the claims, counterclaims, and third-party claims asserted in the Litigation, with prejudice, each party to bear his or its own attorneys’ fees and costs.

        3.       Mutual Release. In consideration of this Agreement, except as provided for in the Stipulated Permanent Injunction, attached hereto as Exhibit A, AspenBio, on the one hand, and Hurst and Newman, on the other hand, for themselves and for their officers, directors, shareholders, predecessors, successors, assigns, heirs, decedents, beneficiaries, and any other person or entity owned and/or controlled by or associated with any Party, hereby release and forever discharge each other and each other’s assigns, heirs, representatives, agents, subsidiaries, parents, affiliated companies, employees, officers, directors, members, managers, insurers, attorneys, trustees and beneficiaries, of and from any and all past, present and future claims, damages, causes of action, costs, expenses, fees, promises, obligations, and liabilities of whatever kind or nature, that the Parties have, whether known or unknown, foreseen or unforeseen, anticipated or unanticipated, liquidated or non-liquidated, related in any way to the Litigation, and any other matter of any kind whatsoever, but excepting any claims that may arise with respect to the execution and/or performance of this Agreement and excepting any claims that may arise with respect to the enforcement of the Stipulated Permanent Injunction, attached hereto as Exhibit A.

        4.       Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Parties, as well as their respective agents, heirs, decedents, beneficiaries, successors, assigns, and representatives.

        5.       Entire Agreement. This Agreement, together with any other instruments or agreements referred to herein, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and there are no other representations, warranties, or agreements, except as provided herein.

        6.       Governing Law. This Agreement shall be governed by the laws of the State of Colorado.

        7.       Representations and Warranties. The Parties hereby warrant to one another that they have taken all appropriate action necessary to authorize the execution of this Agreement and the Stipulated Permanent Injunction, attached hereto as Exhibit A, and that this Agreement and the Stipulated Permanent Injunction, attached hereto as Exhibit A, and any documents executed in connection herewith constitute the legal, valid, and binding obligations of each of the Parties, enforceable against each of such Parties in accordance with the terms of this Agreement and the Stipulated Permanent Injunction, attached hereto as Exhibit A. The Parties further warrant that they have not assigned, transferred, hypothecated, or otherwise conveyed any of their interests in the Litigation to any other person or entity.

        8.       Further Assurances. Each of the Parties agrees to take all action necessary to carry out the intentions of the Parties as expressed in this Agreement.

        9.       Instruction. The Parties acknowledge that their respective legal counsel have reviewed and participated in settling the terms of this Agreement, and that any rule of construction to the effect that any ambiguity is to be resolved against the drafting party, including the doctrine of contra proferentum, shall not be applicable in the interpretation of this Agreement. Further, each of the Parties understands and acknowledges that the party is represented by independent counsel to represent such party in connection wit such party’s consideration of this Agreement. Further, each of the Parties acknowledges that such party has read this Agreement and understands all of its terms and that this Agreement is executed voluntarily, without duress, and with full knowledge of its legal significance.

        10.       Non-Disparagement. The Parties to the Agreement further agree not to engage in libel, slander, or business defamation of any other party to the Agreement.

        11.       Counterparts. This Agreement may be signed in counterparts and shall be effective immediately upon the signature by all Parties.

        12.       Notice to Prospective Employers and Business Partners. Hurst and Newman, each, shall disclose the Stipulated Permanent Injunction, Exhibit A, to any prospective employer and/or business partner and/or joint venture partner, prior to entering into any employer-employee relationship, business relationship, and/or joint venture relationship, to the extent Hurst’s or Newman’s prospective employment or business relationship relates in any way to any matter potentially affected by the Stipulated Permanent Injunction. This provision shall be given full force and effect during the pendency of the Stipulated Permanent Injunction.

        13.       Payment on Hurst Promissory Note. AspenBio shall pay Hurst, in good funds, the sum of one hundred thousand dollars ($100,000) which sum shall reduce the principal amount currently due and owing on the promissory note made by AspenBio in favor of Hurst, dated June 12, 2003, within two weeks of the parties’ execution of this Agreement.

        IN WITNESS WHEREOF, AND INTENDING TO BE LEGALLY BOUND HEREBY, THE UNDERSIGNED PARTIES ACKNOWLEDGE THAT EACH OF THE PARTIES HAS CAREFULLY READ THE FOREGOING SETTLEMENT AGREEMENT AND RELEASE, KNOWS THE CONTENTS THEREOF, FULLY UNDERSTANDS IT, AND SIGNS THE SAME AS SAID PARTY’S OWN FREEACT AS OF THE DATE SET FORTH BELOW

ASPENBIO,	INC.

/s/ Richard G. Donnelly
By Richard G. Donnelly
Its President and Chief Executive Officer

/s/ Roger Hurst
Roger Hurst, Individually

/s/ Diane Newman
Diane Newman, Individually

Approved as to Form, Content, and Substance:

/s/ Michael J. Norton
/s/ Jennifer M. Osgood
/s/ Matt B. Dillman
Michael J. Norton
Jennifer M. Osgood
Matt B. Dillman
BURNS, FIGA & WILL, P.C.
6400 S. Fiddlers Green Circle, Suite 1000
Greenwood Village, CO 80111
303-796-2626
Attorneys for Plaintiff

/s/ Sylvia W. Kirk
Sylvia W. Kirk
333 W. Hampden Avenue
Suite 415
Englewood, CO 80110
303-762-0444
Attorneys for Defendant Roger Hurst

/s/ Aaron W. Barrick
Aaron W. Barrick
Folkestad, Fazekas, Barrick & Patoile, P.C.
185 S. Wilcox Street, Suite 200
Castle Rock, CO 80104
303-688-3045
Attorneys for Defendant Diane Newman